Exhibit 99.4
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Restated Articles of Organization
(General Laws Chapter 156D, Section 10.07; 950 CMR 113.35)
1. Exact name of corporation: Independent Bank Corp.
2. Registered office address: 288 Union Street, Rockland MA 02370
3. Date adopted: May 20, 2010
4. Please check appropriate box
☐ the directors without shareholder approval and shareholder approval was not required;

OR

☑ the board of directors and the shareholders in the manner required by G.L. Chapter 156D and the corporation’s articles of organization.
5. The following information is required to be included in the articles of organization pursuant to G.L. Chapter 156D, Section 2.02 except that the supplemental information provided for in Article VIII of the articles of organization is not required.
ARTICLE I
The exact name of the corporation is:
Independent Bank Corp.
ARTICLE II
Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:
     To purchase, own, and hold the stock of other corporations, including banks, and to do every act and thing covered generally by the denomination “holding corporation”, and especially to direct the operations of other corporations through the ownership of stock therein; to purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, create security interests in, pledge, or otherwise dispose of shares or voting trust certificates for shares of the capital stock, or any bonds, notes, securities, or evidences of indebtedness created by any bank, or other corporation or corporations organized under the laws of this Commonwealth or any other state or district or country, nation, or government and also bonds, or evidence of indebtedness of the United States or of any state, district, territory, dependency or country or subdivision or municipality thereof; to issue in exchange therefor shares of the capital stock, bonds, notes, or other obligations of this Corporation and while the owner thereof to exercise all the rights, powers, and privileges of ownership including the right to vote on any shares of stock or voting trust certificates so owned; to promote, lend money to, and guarantee the dividends, stocks, bonds, notes, evidences of indebtedness, contracts, or other obligations of, and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks, voting trust certificates or other securities or evidences of indebtedness shall be held by or for this Corporation, or in which, or in the welfare of which, this Corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve or enhance the value of any such bonds, stocks, or other securities or evidences of indebtedness or the property of this Corporation.
     To purchase, lease, or otherwise acquire and to hold, use, lease, manage, operate, equip, maintain, sell, mortgage, pledge, deal in or with any and all kinds of properties, real, personal, or mixed, tangible or intangible.
     To carry on any other lawful business permitted to a corporation organized under Chapter 156D of the General Laws of the Commonwealth of Massachusetts (the “Massachusetts Business Corporation Act”).
ARTICLE III
State the total number of shares and par value, if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class or series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Common	75,000,000	$0.01
		Preferred	1,000,000	$0.01

ARTICLE IV
Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.
A. COMMON STOCK
     Section 1. There shall be a class of Common Stock having a par value of $0.01 per share consisting of 75,000,000 shares. The holders of record of such Common Stock shall have one vote for each share of such Common Stock held by them, respectively. Such Common Stock of the Corporation shall have unlimited voting rights, subject to the provisions of these Articles. Upon the liquidation, distribution or winding up of the Corporation, the holders of record of such Common Stock shall be entitled to the net assets of the Corporation, subject to the restrictions set forth in these Articles.
B. PREFERRED STOCK
     Section 1. There shall be a class of Preferred Stock consisting of 1,000,000 shares, $0.01 par value per share. The shares of the Preferred Stock are to be issuable at any time or from time to time in one or more series as and when established by the Board of Directors, each such series to have such designation or title as may be fixed by the Directors prior to the issuance of any shares thereof, and each such series may differ from every other series already outstanding as may be determined by the Directors prior to the issuance of any shares thereof, in any or all of the following, but in no other respects:
          (a) the rate of dividend (cumulative or non-cumulative) to which holders of the Preferred Stock of any such series shall be entitled;
          (b) the terms and manner of the redemption by the Corporation of the Preferred Stock of any such series;
          (c) the special or relative rights of the holders of the Preferred Stock of any such series in the event of the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation;
          (d) the terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of any such series;
          (e) the right, if any, of the holder of Preferred Stock of any such series to convert the same into stock of any other class or classes or into other securities of the Corporation, and the terms and conditions of such conversion; and
          (f) the voting rights, if any of the holders of any such series, provided however, that no voting rights shall be extended to holders of any such series (i) which give such holders the right, on any matters requiring the approval or vote of the holders of Common Stock of this Corporation, to more than one vote per share without regard to any distinction between such series and the class of Common Stock of this Corporation, so that, except as otherwise required by applicable law, if the voting rights of the Preferred Stock (or any series thereof) include the rights to vote on any matters requiring the approval or vote of the Common Stock, then the Preferred Stock and Common Stock shall vote as a single class, or (ii) which give to such holders the right to elect more than two Directors of this Corporation, or (iii) which give to such holders, together with all other holders of Preferred Stock, the right to elect in the aggregate more than six Directors of this Corporation.
C. SERIES B JUNIOR PARTICIPATING CUMULATIVE PREFERRED STOCK
     Section 1. Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Cumulative Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 15,000.
     Section 2. Dividends and Distributions.
          (a) (i) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of common stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Series B Quarterly Dividend Payment Date”), commencing on the first Series B Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Series B Quarterly Dividend Payment Date, or, with respect to the first Series B Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series B Preferred Stock are entitled, which shall be 1,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Series B Dividend Multiple.” In the event the Corporation shall at any time after May 3, 2001 (the “Series B Rights Declaration Date”) (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Series B Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series B Preferred Stock shall be entitled to receive shall be the Series B Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
               (ii) Notwithstanding anything else contained in this paragraph (a), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series B Preferred Stock as provided in this paragraph (a) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Series B Quarterly Dividend Payment Date and the next subsequent Series B Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Series B Quarterly Dividend Payment Date.
          (b) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Series B Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Series B Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Series B Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Series B Quarterly Dividend Payment Date. In either of which events such dividends shall begin to accrue and be cumulative from such Series B Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.
     Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:
          (a) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series B Preferred Stock is entitled to cast, which shall initially be 1,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Series B Vote Multiple.” In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each case the Series B Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series B Preferred Stock shall be entitled shall be the Series B Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
          (b) Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
          (c) Except as otherwise required by applicable law or as set forth herein, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.
     Section 4. Certain Restrictions.
          (a) Whenever dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full the Corporation shall not:
               (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;
               (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled.
               (iii) except as permitted in subsection 4(a)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or
               (iv) purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
          (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
     Section 5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
     Section 6. Liquidation, Dissolution or Winding-Up. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of common stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
     Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all of substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series B Preferred Stock. In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
     Section 8. Redemption. The shares of Series B Preferred Stock shall not be redeemable.
     Section 9. Ranking. Unless otherwise provided in the Articles of Organization of the Corporation relating to a subsequently-designated series of preferred stock of the Corporation, the Series B Preferred Stock shall rank junior to any other series of the Corporation’s preferred stock subsequently issued, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.
     Section 10. Amendment. The Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series B Preferred Stock, voting separately as a class.
     Section 11. Fractional Shares. Series B Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share of any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one-thousandth (1/1,000th) of a share of any integral multiple thereof.

ARTICLE V
The restrictions, if any, imposed by the articles of organization upon the transfer of shares of any class or series of stock are:
None.
ARTICLE VI
Other lawful provisions and, if there are no such provisions, this article may be left blank.
     Section 1. By-laws. The Board of Directors may alter, amend, repeal, adopt or otherwise modify the By-laws of the Corporation, except as may be prohibited or otherwise provided by the By-laws, these Articles of Organization, or by law.
     Section 2. Stockholder Meetings. Annual and Special Meetings of Stockholders may be held anywhere in the United States. No business may be transacted at a meeting of the Stockholders except that which is (a) specified in the notice thereof given by or at the direction of the Board of Directors or in a supplemental notice given by or at the direction of the Board of Directors and otherwise in compliance with the provisions of the By-laws, (b) brought before the meeting by or at the direction of the Board of Directors or the presiding officer or (c) properly brought before the meeting by or on behalf of any stockholder who shall have been a stockholder of record at the time of giving notice by such stockholder provided for in this paragraph and who shall continue to be entitled at the time of such meeting to vote thereat and who complies with the notice procedures set forth in the By-laws with respect to any business sought to be brought before the meeting by or on behalf of such stockholder other than the election of Directors.
     Section 3. Partnerships. The Corporation may be a partner in any business enterprise which it would have the power to conduct by itself.
     Section 4. No Preemptive Rights. No holder of the capital stock of this Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of capital stock of any class whatsoever of this Corporation, or of securities convertible into or exchangeable for any capital stock of any class whatsoever of this Corporation, or of any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire shares of capital stock of any class whatsoever of this Corporation, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.
     Section 5. Amendments to Articles of Organization.
          (a) The provisions of Sections 4 and 5 of this Article VI of these Articles of Organization may be amended or repealed only at a meeting of the Corporation’s stockholders called at least in part for the purpose of considering the proposed amendment, and only by the affirmative vote of a two-thirds majority of all shares outstanding and entitled to vote thereon.

          (b) Except as stated in paragraph (a) hereinabove, and except as otherwise provided by the Massachusetts Business Corporation Act or these Articles of Organization, these Articles of Organization may be amended or repealed only at a meeting of the Corporation’s stockholders called at least in part for the purpose of considering the proposed amendment, and only by the affirmative vote of a majority of all shares outstanding and entitled to vote thereon.
     Section 6. Directors.
          (a) The number of directors of the Corporation shall be not less than three nor more than twenty-five. The number shall be fixed from time to time within such limits set by or pursuant to the By-laws of the Corporation. The directors other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-laws of the Corporation, one class (“Class I Directors”) to hold office until the Annual Meeting of Stockholders to be held in 1991 and until their successors are duly elected and qualified; another class (“Class II Directors”) to hold office until the Annual Meeting of Stockholders to be held in 1992 and until their successors are duly elected and qualified; and another class (“Class III Directors”) to hold office until the Annual Meeting of Stockholders to be held in 1993 and until their successors are duly elected and qualified. At each annual meeting of stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when their successors have been duly elected and qualified.
          (b) Newly created directorships resulting from any increases in the number of directors and any vacancies on the Board of Directors resulting from death, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successors shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
          (c) Any director or directors or the entire Board of Directors may be removed from office, but only for cause and by the affirmative vote of the holders of a majority of the shares outstanding and then entitled to vote generally in the election of directors.
          (d) Notwithstanding anything contained elsewhere in these Articles of Organization to the contrary, the affirmative vote of the holders of at least a two-thirds majority of all shares of the Corporation outstanding and then entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Section 6 of this Article VI of these Articles of Organization or to adopt any provision inconsistent therewith.

     Section 7. Limitation On Liability of Directors and Officers. A Director or Officer of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or Officer notwithstanding any statutory provision or other law imposing such liability, provided, however, that this provision shall not eliminate or limit the liability of a Director or Officer (i) for any breach of the Director’s or Officer’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper distributions under Section 6.40 of the Massachusetts Business Corporation Act, or (iv) for any transaction from which the Director or Officer derived an improper personal benefit, it being the intention of this provision to limit the liability of a Director or Officer to the maximum extent allowed by law. If the Massachusetts Business Corporation Act hereafter is amended to authorize the further elimination of, or limitation on, the liability of directors or officers, then the liability of a Director or Officer of this Corporation, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director or Officer of this Corporation existing at the time of such repeal or modification.
     Section 8. Indemnification of Directors and Officers.
          (a) Except as otherwise provided in these Articles, to the fullest extent permitted by applicable law, including the Massachusetts Business Corporation Act and section 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder, a Director or Officer of this Corporation shall be indemnified by the Corporation against all Liabilities that are incurred or suffered by him or her or on his or her behalf in connection with any threatened, pending or completed Proceeding (without regard to whether the basis of such Proceeding is alleged action in an official capacity as a Director or Officer or in any other capacity for or on behalf of the Corporation while serving as a Director or Officer) or any claim, issue or matter therein, which Proceeding such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, but only if:
               (i)(A) such Director or Officer conducted himself or herself in good faith; and
               (B) he or she reasonably believed that his or her conduct was in the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation; and
               (C) in the case of any criminal Proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or
          (ii) such Director or Officer engaged in conduct for which he or she shall not be liable under Section 7 of Article VI;
provided, however, that the Corporation shall not be required to indemnify or advance expenses to a Director or Officer in connection with a Proceeding initiated by such Director or Officer

(including, without limitation, any cross-claim or counterclaim), unless the initiation of such Proceeding was authorized by the Board of Directors of the Corporation.
          The rights of indemnification provided in this Section shall continue as to a Director or Officer and shall inure to the benefit of his or her heirs, estate, executors, administrators and personal representatives. If the Massachusetts Business Corporation Act hereafter is amended, then the indemnification of a Director or Officer of this Corporation, in addition to the indemnification provided herein, shall be provided to the fullest extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect the indemnification of a Director or Officer of this Corporation existing at the time of such repeal or modification.
          (b) A Director’s or Officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the Corporation.
          (c) The termination of a Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Director or Officer did not meet the relevant standard of conduct described in this Section.
          (d) Unless ordered by a court, the Corporation may not indemnify a Director or Officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).
     Section 9. Advance for Expenses. The Corporation shall, before final disposition of a Proceeding, advance funds to pay for or reimburse the reasonable Expenses incurred by a Director or Officer who is a party to a Proceeding because he or she is a Director or Officer if he or she delivers to the Corporation:
          (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 8 of this Article VI or that the Proceeding involves conduct for which liability has been eliminated under Section 7 of this Article VI, or any other provision of these Articles of Organization as authorized by Section 2.02(b)(4) of the Massachusetts Business Corporation Act or any successor provision to such Section; and
          (b) his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such Proceeding and it is ultimately determined pursuant to Section 10 of this Article VI or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 8 of this Article VI. Such undertaking must be an unlimited obligation of the Director or Officer but need not be secured and shall be accepted without reference to the financial ability of the Director or Officer to make repayment.

          If a claim under Section 8 of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Director or Officer shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Director or Officer has not met the requirements set forth in Section 8 of this Article VI. In (i) any suit brought by the Director or Officer to enforce a right to indemnification hereunder (but not in a suit brought by the Director or Officer to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Director or Officer has not met the applicable standard for indemnification set forth in the Massachusetts Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Director or Officer is proper in the circumstances because the Director or Officer has met the applicable standard of conduct set forth in the Massachusetts Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Director or Officer has not met such applicable standard of conduct, shall create a presumption that the Director or Officer has not met the applicable standard of conduct or, in the case of such a suit brought by the Director or Officer, be a defense to such suit. In any suit brought by the Director or Officer to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Director or Officer is not entitled to be indemnified, or to such advancement of expenses, under this Article VI or otherwise shall be on the Corporation.
     Section 10. Determination of Indemnification. The determination of whether a Director or Officer has met the relevant standard of conduct set forth in Section 8 shall be made:
          (a) if there are two or more disinterested Directors, by the Board of Directors by a majority vote of all the disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested Directors appointed by vote;
          (b) by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested Directors, selected by the Board of Directors, in which selection Directors who do not qualify as disinterested Directors may participate; or
          (c) by the shareholders, but shares owned by or voted under the control of a Director who at the time does not qualify as a disinterested Director may not be voted on the determination.

     Section 11. Notification and Defense of Claim; Settlements.
          (a) In addition to and without limiting the foregoing provisions of this Article VI and except to the extent otherwise required by law, it shall be a condition of the Corporation’s obligation to indemnify under Section 8 of this Article VI (in addition to any other condition provide in the By-laws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any action, suit, Proceeding involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the Corporation’s objection to indemnify except to the extent the Corporation is adversely affected thereby. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the Corporation to such person of its election so to assume such defense, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such Proceeding other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the Corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and such person in the conduct of the defense of such Proceeding or (3) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the Corporation, except as otherwise expressly provided by this Article VI . The Corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.
          (b) The Corporation shall not be required to indemnify such person under this Article VI for any amounts paid in settlement of any Proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 10 of this Article VI, except that if there are fewer than two disinterested Directors, authorization of indemnification shall be made by the Board of Directors, in which authorization Directors who do not qualify as disinterested directors may participate. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on such person without such person’s written consent. Neither the Corporation nor such person will unreasonably withhold their consent to any proposed settlement.
     Section 12. Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is a Director or Officer of the Corporation, or who, while a Director or Officer of the Corporation, serves at the Corporation’s request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her Corporate Status, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under Sections 7, 8, 9, 10 and 11 of this Article VI.
     Section 13. Application of Sections 7, 8, 9, 10, 11 and 12 of this Article VI.
          (a) The Corporation shall not be obligated to indemnify or advance Expenses to a Director or Officer of a predecessor of the Corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.
          (b) Sections 7, 8, 9, 10, 11 and 12 of this Article VI shall not limit the Corporation’s power to (1) pay or reimburse Expenses incurred by a Director or an Officer in connection with his or her appearance as a witness in a Proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.
          (c) The indemnification and advancement of Expenses provided by, or granted pursuant to, Sections 7, 8, 9, 10, 11 and 12 of this Article VI shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of Expenses may be entitled.
          (d) Each person who is or becomes a Director or Officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in Sections 7, 8, 9, 10 and 11 of this Article VI. All rights to indemnification under Sections 7, 8, 9, 10 and 11 of this Article VI shall be deemed to be provided by a contract between the Corporation and the person who serves as a Director or Officer of the Corporation at any time while Sections 7, 8, 9, 10 and 11 of this Article VI and the relevant provisions of chapter 156D are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
          (e) The Corporation may, upon the affirmative vote of a majority of the Directors then in office, indemnify or advance Expenses to any person who has served at its request as a Director, trustee, officer, employee or other agent of another organization, or at its request in any capacity with respect to any employee benefit plan.
          (f) If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the fullest extent permitted or required by any such amendment.
     Section 14. Definitions for Purposes of Article VI.
     (a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation or (iii) while he or she is or was serving as a Director or Officer, he or she also is or was serving, at the request or direction of the Corporation, as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities before said transaction, unless specifically authorized by the Board of Directors or stockholders of the Corporation;
     (b) “Director” means any person who serves or has served as a member of the Board of Directors of the Corporation;
     (c) “Expense” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;
     (d) “Liabilities” means all Expenses and any other liability or loss, including judgments, fines, penalties and amounts reasonably paid in settlement;
     (e) “Officer” means any person who serves or has served as an officer of the Corporation; and
     (f) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative.
ARTICLE VII
The effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

It is hereby certified that these restated articles of organization consolidate all amendments into a single document. If a new amendment authorizes an exchange, or effects a reclassification or cancellation, of issued shares, provisions for implementing that action are set forth in these Restated Articles unless contained in the text of the amendment.
Specify the number of articles being amended:
Article II – Defined “Massachusetts Business Corporation Act”.
Article III and Article IV – Increased number of authorized shares of Common Stock, $0.01 par value per share, to 75,000,000.
Article VI – Revised provisions related to the indemnification of Directors and Officers of the Corporation.

Signed by:	/s/ Edward H. Seksay

Edward H. Seksay, General Counsel
(Please check appropriate box)
☐ Chairman of the Board of Directors
☐ President
☑ Other Officer
☐ Court-appointed fiduciary,
Signed on this 21st day of May of 2010.

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512
Restated Articles of Organization
(General Laws, Chapter 156D, Section 10.07)
I hereby certify that upon examination of these Restated Articles of Organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $___having been paid, said articles are deemed to have been filed with me the ___ day of ___20___ at ___a.m./p.m.

Effective date:
(must be within 90 days of date submitted)

Examiner	WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Name approval	Filing fee: Minimum filing fee $200, plus $100 per article article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.
C
M
TO BE FILLED IN BY CORPORATION
Contact Information:

Edward H. Seksay, Esq.

Independent Bank Corp.

288 Union Street

Rockland, MA 02730

Telephone:	(781) 982-6158

Email:	Edward.Seksay@RocklandTrust.com

A copy of this filing will be available on-line at www.sec.state.ma.us/cor once the document is filed. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.